Exhibit 10.1

SEVENTH AMENDMENT
TO
CREDIT AGREEMENT
DATED AS OF OCTOBER 30, 2015
AMONG
CARRIZO OIL & GAS, INC.,
AS BORROWER,
THE GUARANTORS PARTY HERETO,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC,
AS SOLE LEAD ARRANGER AND BOOKRUNNER

SEVENTH AMENDMENT TO CREDIT AGREEMENT
THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”) dated as of October 30, 2015, among CARRIZO OIL & GAS, INC., a Texas corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”); the Lenders listed on the signature pages hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
WHEREAS, the Borrower, the Administrative Agent, the Lenders and the other Agents party thereto are parties to that certain Credit Agreement dated as of January 27, 2011 (as amended by that certain First Amendment dated as of March 26, 2012, that certain Resignation, Consent and Appointment Agreement dated as of April 20, 2012, that certain Second Amendment dated as of September 4, 2012, that certain Third Amendment dated as of September 27, 2012, that certain Fourth Amendment dated as of October 9, 2013, that certain Fifth Amendment dated as of October 7, 2014, that certain Sixth Amendment dated as of May 5, 2015 and as otherwise amended, supplemented or modified, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower.
WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders are willing to do so on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Seventh Amendment, and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Seventh Amendment. Unless otherwise indicated, all section and article references in this Seventh Amendment refer to sections and articles of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.02: Section 1.02 is hereby amended by adding, amending or restating, as the case may be, the following defined terms as follows:
“‘Agreement’ means this Credit Agreement, as amended by that certain First Amendment to Credit Agreement dated as of March 26, 2012, that certain Resignation, Consent and Appointment Agreement dated as of April 20, 2012, that certain Second Amendment to Credit Agreement dated as of September 4, 2012, that certain Third Amendment to Credit Agreement dated as of September 27, 2012, that certain Fourth Amendment to Credit Agreement dated as of October 9, 2013, that certain Fifth Amendment to Credit Agreement dated as of October 7, 2014, that certain Sixth Amendment dated as of May 5, 2015 and that certain Seventh Amendment dated as of October 30, 2015 as the same may from time to time be further amended, modified, supplemented or restated.
‘Approved Counterparty’ means (a) any Lender or any Affiliate of a Lender, (b) any other Person whose long term senior unsecured debt rating is A-/A3 by S&P or Moody’s (or their equivalent) or higher (at the time the Hedge Agreement is entered into) or any subsidiary of such Person for whom such Person has provided a Guarantee in form and substance reasonably acceptable to the Administrative Agent on behalf of such subsidiary and (c) any other Person listed on Schedule 1.02.”
2.2    Amendment to Section 9.01(a). Section 9.01(a) is hereby amended by deleting the ratio grid in such Section in its entirety and replacing it with the following ratio grid:

Fiscal Quarter Ending	Ratio
September 30, 2015 through December 31, 2016	4.75 to 1.00
March 31, 2017 through December 31, 2017	4.375 to 1.00
March 31, 2018 and thereafter	4.00 to 1.00

2.3    Amendment to Schedule 1.02. Schedule 1.02 is hereby amended and replaced in its entirety with Schedule 1.02 attached on Annex I of this Seventh Amendment.
Section 3.    Borrowing Base and Aggregate Elected Commitment Amount. From and after the Seventh Amendment Effective Date, the Borrowing Base is affirmed to be, and hereby is, equal to the amount of $685,000,000 and the Aggregate Elected Commitment Amount is affirmed to be $685,000,000, which Borrowing Base and Aggregate Elected Commitment Amount shall remain in effect until with respect to the Borrowing Base, the next Scheduled Redetermination or the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement and with respect to the Aggregate Elected Commitment Amount any adjustment pursuant to Section 2.07A. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.12(c) or Section 9.11. Each of the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to this Section 3 shall constitute a Scheduled Redetermination. This Section 3 constitutes notice of the redetermined Borrowing Base in accordance with Section 2.07(d) of the Credit Agreement.

Section 4.    Conditions Precedent. This Seventh Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02) (such date, the “Seventh Amendment Effective Date”):
4.1    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Seventh Amendment Effective Date and all other fees the Borrower has agreed to pay in connection with this Seventh Amendment, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.2    The Administrative Agent shall have received from the Required Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Seventh Amendment signed on behalf of such Person.
4.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Seventh Amendment.
4.4    The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably require in connection with the transactions contemplated hereby.
The Administrative Agent is hereby authorized and directed to declare this Seventh Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Seventh Amendment, shall remain in full force and effect following the effectiveness of this Seventh Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Seventh Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Obligations in accordance with the terms thereof, after giving effect to this Seventh Amendment; and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Seventh Amendment:
(i)    all of the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and
(ii)    no Default or Event of Default has occurred and is continuing.
5.3    Loan Document. This Seventh Amendment is a Loan Document.

5.4    Counterparts. This Seventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Seventh Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
5.5    NO ORAL AGREEMENT. THIS SEVENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
5.6    GOVERNING LAW. THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
5.7    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Seventh Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.8    Severability. Any provision of this Seventh Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.9    Successors and Assigns. This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the date first written above.

BORROWER:    CARRIZO OIL & GAS, INC.

By: /s/ David. L. Pitts
David L. Pitts
Vice President and Chief Financial Officer

GUARANTORS:
BANDELIER PIPELINE HOLDING, LLC,
CARRIZO (EAGLE FORD) LLC,
CARRIZO (MARCELLUS) LLC,
CARRIZO (MARCELLUS) WV LLC,
CARRIZO MARCELLUS HOLDING INC.,
CARRIZO (NIOBRARA) LLC,
CARRIZO (PERMIAN) LLC,
CARRIZO (UTICA) LLC,
CLLR, INC.,
HONDO PIPELINE, INC.,
And
MESCALERO PIPELINE, LLC,

By: /s/ David L. Pitts
David L. Pitts
Vice President

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

LENDERS:    WELLS FARGO BANK, NATIONAL
    ASSOCIATION, as Administrative Agent
    and a Lender

By: /s/ Lila Jordan
Name: Lila Jordan
Title: Managing Director

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

ROYAL BANK OF CANADA, as a Lender

By: /s/ Mark Lumpkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Authorized Signatory

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: /s/ Michael Willis
Name: Michael Willis
Title: Managing Director

By: /s/ Mark Roche
Name: Mark Roche
Title: Managing Director

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

COMPASS BANK, as a Lender

By: /s/ Gabriela Albino
Name: Gabriela Albino
Title: Vice President

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

CAPITAL ONE, N.A., as a Lender

By: /s/ Matthew Molero
Name: Matthew Molero
Title: Senior Vice President

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

CITIBANK, N.A., as a Lender

By: /s/ Peter Kardos
Name: Peter Kardos
Title: Vice President

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

SOCIETE GENERALE, as a Lender

By: /s/ Elena Robciuc
Name: Elena Robciuc
Title: Managing Director

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

REGIONS BANK, as a Lender

By: /s/ Kelly L. Elmore III
Name: Kelly L. Elmore III
Title: Senior Vice President

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Jayant Rao
Name: Jayant Rao
Title: Authorized Signatory

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A., as a Lender

By: /s/ Michael Dombroski
Name: Michael Dombroski
Title: Vice President

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

ASSOCIATED BANK, N.A., as a Lender

By: /s/ Farhan Iqbal
Name: Farhan Iqbal
Title: Senior Vice President

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ John Dravenstott
Name: John Dravenstott
Title: Vice President

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

IBERIABANK, as a Lender

By: /s/ Stacy Goldstein
Name: Stacy Goldstein
Title: Senior Vice President

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

BANK OF AMERICA, N.A., as a Lender

By: /s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Denise He
Name: Denise He
Title: Assistant Vice President

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

BMO HARRIS BANK, N.A., as a Lender

By: /s/ James V. Ducote
Name: James V. Ducote
Title: Managing Director

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

COMERICA BANK, as a Lender

By: /s/ William Robinson
Name: William Robinson
Title: Senior Vice President

Signature Page to Seventh Amendment
Carrizo Oil & Gas, Inc.

Annex I
Schedule 1.02
Approved Counterparties

BNP Paribas

JP Morgan Chase Bank, National Association

Shell Energy North America (US), L.P.